EXHIBIT 32.1
                                                                    ------------

                           SECTION 1350 CERTIFICATION

            I, Julie Smolyansky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Lifeway Foods, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2004:

          (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-QSB. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 15, 2004                 LIFEWAY FOODS, INC.


                                        By: /s/ Julie Smolyansky
                                            -----------------------------------
                                            Julie Smolyansky
                                            Chief Executive Officer, Chief
                                            Financial and Accounting Officer,
                                            President, Treasurer and Director